Board Review Materials November 10, 2005 Project Sword Exhibit (c)(2)

Table of Contents Project Sword Section 1 Executive Summary Section 2 Sword Financial Overview Section 3 Sword Valuation Appendix A Supplemental Materials

Project Sword Section 1 Executive Summary

Executive Summary Project Sword
1
Notes
1. Reflects the $24.00 transaction price paid for shares not rolling in the transaction.
2. Based on net cash, cash equivalents, and liquid investments of $181 million.
3. Based on Wall Street equity research dated 8/19/05.
4. Unaffected closing price of $20.03 as of 10/28/05.
Summary of Proposed Transaction Terms
Summary of Transaction Terms
Merger Consideration
Public shareholders to receive $24.00 per share of Sword common stock (founder will roll approximately 7.5 million shares into NewCo at a valuation of $20.50, resulting in a blended price of $23.50 paid by SLP)
100% cash consideration
Transaction Statistics
Equity Value: $1.260 Billion
(1)
Aggregate Value: $1.080 Billion (2)
Premium Transaction Multiples (1)(3)
Stock Price Unaffected AV/Rev. AV/EBITDA P/E
1-Day 30-Day 60-Day 90-Day 1-Day (4)
CY05 CY06 CY05 CY06 CY05 CY06
1% 17% 21% 21% 20% 4.4x 4.2x 12.4x 11.5x 18.3x 16.9x
Structure
Transaction taxable to Sword shareholders (100% cash consideration)
Merger of Merger Co. with and into Sword
Deal Protection
Customary no-shop provision post-signing
Sword board can change recommendation / terminate merger agreement in the event of an unsolicited superior proposal
Sword to pay SLP a break-up fee in the event of a superior proposal ([$35MM] / [2.8%] of -
transaction value and [3.2%] of aggregate value
(1)
)
Founder contribution and voting agreement terminates if the merger agreement is terminated
(1)

Executive Summary
(continued)
Project Sword
2
Summary of Proposed Transaction Terms
Summary of Transaction Terms
Treatment of Sword
Employee Options
All options accelerated. In-the-money options cashed out at closing. Out-of-the-money options cancelled.
CEO and CFO will roll a portion of options and restricted stock (to be determined)
Designation of other employee options to be rolled will be determined and agreed upon prior to mailing of proxy
Representations & Warranties
Customary for a transaction of this nature
Conditions to Closing
Sword shareholder approval
Regulatory and governmental approvals and absence of government litigation
No breach of reps and warranties (MAE standard) and covenants (materiality standard)
No Sword material adverse effect (with customary carve-outs) -
Receipt of debt financing (see below)
Financing Contingency
Commitment letters executed at signing for $450 million of senior credit facilities ($375 million drawn at closing) and $225 million senior subordinated notes offering or bridge facility (bridging to a senior subordinated notes offering)
Limited financing outs in commitment letters (principally: negotiation of merger agreement, accuracy of information provided, receipt of financial statements and offering memorandum, equity funded, narrow Sword MAE definition, 6.6x total debt / LTM EBITDA)

• Throughout Sword’s Special
Committee process, 16
parties have been contacted
regarding a potential
transaction
– 12 financial buyers
– 4 strategic parties
• Silver Lake Partners is the
only party that has submitted
a proposal
Executive Summary Project Sword
3
Summary of Parties Contacted
Contacted
Past
Preliminary
Discussions (1)
Submitted
Proposal /
Negotiated
Definitive
Agreement
Financial Buyers:
Financial Buyer 1
Financial Buyer 2
Silver Lake
Financial Buyer 3
Financial Buyer 4
Silver Lake
Notes
1. Parties contacted by the Company or on the Company’ s behalf prior to the Special Committee Process.
2. Parties who originally contacted Sword financial advisors on an unsolicited basis.
3. Reflects agreements or meetings prior to Special Committee Process.
Met with
Management
Financial Buyer 1(3)
Financial Buyer 8
Financial Buyer 2 (3)
Silver Lake
Financial Buyer 11
Financial Buyer 4 (3)
Company 1
Strategic Buyers:
Company 1
Company 2
Company 3
Company 4
Company 5
Company 6
Special Committee Process
Financial Buyers:
Financial Buyer 5
Financial Buyer 6
Financial Buyer 7 (2)
Financial Buyer 1
Financial Buyer 8
Financial Buyer 2
Financial Buyer 9
Financial Buyer 10 (2)
Financial Buyer 3
Silver Lake
Financial Buyer 11
Financial Buyer 4
Strategic Buyers:
Company 1
Company 2
Company 5
Company 6
Signed
Confidentiality
Agreement
Financial Buyer 5
Financial Buyer 1 (3)
Financial Buyer 8
Silver Lake (3)
Financial Buyer 11
Financial Buyer 4 (3)
Company 1

Executive Summary
Overview of Proposals
Project Sword
• Silver Lake Partners submitted a series of proposals which were evaluated by the Special Committee
– Initial $22.00 indication (August 25) was rejected, but Silver Lake was allowed to conduct additional diligence to improve their proposal
– $23.00 proposal (October 5) was rejected
– $23.25 - $23.50 proposal (October 7) was rejected
– Current structure was subsequently proposed on October 13 ($24.00 to public shareholders; Doug Troxel agrees to roll his shares into
NewCo at lower stipulated value)
• No other proposals were received
4

Executive Summary
Transaction / Valuation Considerations
Project Sword
5
• Uncertain quarter-to-quarter outlook
– Missed two of last three quarters
– Notable recent "misses" in enterprise software (Symantec, Mercury)
– Q3 results ahead of street consensus
• Other competitors have substantially more scale (IBM, CA)
• Recovery in  Dimensions product line
• Inability to expand valuation multiples
– "Mainframe" tag
– Constrained by sector (only CA is meaningfully > 20x forward PE)
• Limited ability to transform business model
– Change of revenue model difficult with quarterly public reporting requirements
– Limited opportunity for acquisitions given public requirement for earnings / margin accretion

Project Sword Section 2 Sword Financial Overview

Sword Financial Overview
Sword Summary Financials (Street Model)
FY2003A – FY2007E (FYE January 31)
Project Sword
6
$220
$206
$189
$90
$83
85%
83%
84%
85%
86%
0
50
100
150
200
250
FY03A FY04A FY05A FY06E FY07E
0%
25%
50%
75%
100%
125%
Gross Profit Margin
Gross Profit (1)(2) Margin
$MM %
$96
$106
$225
$248
$260
10%
113%
10%
5%
0
50
100
150
200
250
300
FY03A FY04A FY05A FY06E FY07E
0%
25%
50%
75%
100%
125%
150%
Revenue Growth
Revenue (1) Growth
$MM %
Note:
1. Sword based on Wall Street equity research dated 8/19/05.
2. Excludes amortization and one-time items.
3. Includes contribution from Merant acquisition, which closed April 2004.
$0.68
$0.74
$1.25
$1.31
$1.42
9%
69%
5%
8%
$0.25
$0.75
$1.25
$1.75
FY03A FY04A FY05A FY06E FY07E
0%
25%
50%
75%
EPS Growth
EPS (1)(2) Growth
$MM %
$91
$84
$75
$39
$37
35%
34%
33%
37%
39%
0
20
40
60
80
100
FY03A FY04A FY05A FY06E FY07E
0%
10%
20%
30%
40%
50%
Operating Profit
Margin
Operating Profit (1)(2) Margin
$MM %
• Growth has been supported
by the acquisition of Merant
in 2004
– Margins have stayed
consistently strong
$215
(3)
$229
(3)
$252
(3)
Pro Forma Impact of
Merant acquisition

$65
$65
$34
$59
$62
$69
$63
$59
(6%)
5%
84%
1%
0
10
20
30
40
50
60
70
80
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406
(20%)
0%
20%
40%
60%
80%
100%
Revenue YOY Growth
Revenue (1) YOY Growth
$MM %
Sword Financial Overview
Sword Summary Financials (cont’d)
Project Sword
7
$54
$53
$49
$53
$59
$52
$48
$29
83%
82%
83%
84% 84%
84%
82%
86%
20
30
40
50
60
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406
80%
82%
84%
86%
88%
90%
Gross Profit Margin
Gross Profit (1)(2) Margin
$MM %
$13.1
$16.4
$20.0
$25.1
$21.7
$19.6
$21.3
$22.7
38%
28%
32%
36%
35%
33%
33%
35%
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406
20%
30%
40%
50%
Operating Profit Margin
Operating Profit (1)(2) Margin
$MM %
$0.35
$0.35
$0.25
$0.28
$0.35
$0.37
$0.32
$0.32
(5%)
(1%)
28%
14%
$0.20
$0.25
$0.30
$0.35
$0.40
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406
(10%)
(5%)
0%
5%
10%
15%
20%
25%
30%
EPS YOY Growth
EPS (1)(2) YOY Growth
$MM %
FY2005A – FY2006E (FYE January 31)
Note:
1. Sword projections based on Wall Street equity research dated 8/19/05.
2. Excludes amortization and one-time items.

Sword Financial Overview
Summary Historical and Projected Financial Performance
Management vs. Street Case
Project Sword
8
Calendar Year(1)
$MM
Historical Street Case (3) Management Case (4)
CY2003A CY2004A (2) LTM CY2005E CY2006E CY2007E CY2005E CY2006E CY2007E
Summary Income Statement:
Revenue $105.6 $224.5 $256.1 $247.7 $260.1 $275.7 $253.1 $273.7 $296.2
% Growth 10.2% 112.7% 10.3% 5.0% 6.0% 12.7% 8.1% 8.2%
EBITDA 40.8 77.3 90.0 87.1 94.2 102.3 91.2 107.1 120.4
% Margin 38.7% 34.4% 35.2% 35.1% 36.2% 37.1% 36.0% 39.1% 40.6%
Operating Income (5) 39.3 74.5 87.1 84.2 91.2 99.3 88.0 104.1 117.5
% Margin 37.2% 33.2% 34.0% 34.0% 35.1% 36.0% 34.8% 38.1% 39.7%
Cash Net Income (5) 29.9 57.1 67.6 72.4 78.6 70.6 82.4 92.8
% Margin 28.3% 25.4% 27.3% 27.8% 28.5% 27.9% 30.1% 31.3%
Cash EPS (5) $0.74 $1.25 $1.31 $1.42 $1.48 $1.37 $1.62 $1.75
% Growth (47.9%) 69.7% 4.3% 8.5% 4.5% 9.0% 18.3% 8.3%
Free Cash Flow:
NOPAT $27.8 $56.6 $66.0 $70.7 $76.9 $69.1 $80.7 $91.1
Plus: Depreciation 1.6 2.8 2.9 3.0 3.0 3.2 3.0 2.9
Less: Capital Expenditures 1.2 2.0 3.0 3.2 3.2 3.0 3.2 3.2
Less: Increase in NWC/Plus: Decrease in NWC (0.6) 40.9 0.0 4.0 4.2 0.0 4.0 4.2
Unlevered Free Cash Flow $27.6 $98.3 $65.9 $74.5 $81.0 $69.3 $84.5 $95.1
Notes:
1. Fiscal year ending January approximates previous calendar year.
2. Partial year contribution from Merant acquisition, which closed 4/29/04.
3. Based on Wall Street equity research for CY2005E- CY2006E and extrapolations to Wall Street equity research for CY2007E.
4. Based on Management projections. Forecasted interest income, tax rate and shares outstanding based on Wall Street equity research. Adds back public company expenses of $6.4MM.
5. Excludes amortization and nonrecurring items.

Sword Financial Overview
Q3 Financial Performance
Fiscal Quarter Ended Oct 31; Street vs. Actual
Project Sword
9
$MM
Actual
Non-Disclosed (1) Street (2)
Revenues
License Revenue $22.5 $18.1
Maintenance / Service Revenue 42.4 42.4
Total Revenue $65.0 $60.5
%Y/Y Growth 4.6% (2.6%)
Gross Profit
53.5 50.0
% Margin 82.3% 82.6%
Operating Profit 21.9 20.2
% Operating Margin 33.7% 33.4%
Earnings Per Share $0.35 $0.32
Notes:
1. Preliminary results from management. Scheduled to be announced 11/17.
2. Serena based on Wall Street equity research dated 8/19/05.

Sword Financial Overview
Comparison of Operating Margins
Last four quarters
Project Sword
• Sword’s operating margins
are substantially higher than
those of its closest
comparables
• Both Management and Street
Cases assume further margin
improvement
– Management Case: 40% by
CY2007
– Street Case: 36% by
CY2007
10
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Q1 Q2 Q3 Q4
Compuware CA Quest Software Borland BMC
Mercury Sword
LTM Operating Margins
%
Source Wall Street equity research.
Quest
CA
Mercury
Compuware
Borland
Sword
BMC

Project Sword Section 3 Sword Valuation

Sword Valuation
Valuation Summary
Project Sword
11
Notes:.
1. Closing price as of 10/28/05.
2. Share price as of 11/10/05.
3. Serena based on Wall Street equity research dated 8/19/05.
4. Applied to 30-day average.
$9.86
$8.51
$20.51
$19.87
$16.35
$14.19
$18.63
$21.98
$27.20
$23.03
$22.62
$16.97
$17.82
$18.95
$21.06
$19.77
$17.82
$24.02
$25.54
$35.48
$23.95
$28.26
$28.04
$28.79
$26.78
$23.31
$23.93
$24.65
$22.00
$17.84
$17.84
$18.00
$19.12
$32.71
$33.11
$29.00
$23.76
$23.65
$23.65
$23.65
$5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00
Share Price
$
Historical Trading Range
(2)
Last 30 Days
Last 60 Days
Last 90 Day
LTM
Comparable Companies Analysis
CY2005E Revenue   (1.8x - 3.5x)
CY2006E Revenue  (1.5x – 3.0x)
LTM EBITDA (10.0x – 12.0x)
CY2006E P/E (14.0x – 18.0x)
CY2005E P/E/G (1.0x – 2.0x)
CY2006E P/E/G (0.8x – 2.0x)
Analyst Price Targets
Undiscounted; 12-month
Current
Price =
$23.65 (2)
Discounted Equity Value Analysis
(3)
(CY2007E EPS, Discount Rate: 11.5%, 14.0x-18.0x)
Street Case
Management Case
Precedent Transaction Analysis
One-Day Premium (15% - 40%)
One-Day Premium to Unaffected (15% - 40%)
(1)
30-Day Average Premium (10% - 40%)
(4)
AV/LTM Revenue (3.0x – 5.0x)
AV/NTM Revenue (3.0x – 4.0x)
LBO Returns Analysis
(5-Year IRR, 9x -11x Exit Multiple, $600MM Debt)
Street Case (15% -25% return)
Management Case (20% - 25% return)
Transaction
Price =
$ 24.00
Unaffected
Price =
$ 20.03 (1)
Median: $23.50

Sword Valuation
Transaction Matrix
Project Sword
12
Blended Price Proposal
Public Shareholder  Price
Current Price
Unaffected Price
$MM, Except Per Share Data
Implied
Implied Price Premium to
FD FD
FD Aggregate FD Aggregate
Serena Unaffected 30 Days 60 Days Equity Agg.
Value / Revenue (2) Value / EBITDA (2) P/E (2)
Price Current (1) 10/28/05 Average Average Value (3) Value (3) CY2005E CY2006E CY2005E CY2006E CY2006E Mgmt(4) CY2005E CY2006E
$23.65 $20.03 $20.56 $19.89 $248 $260 $87 $94 $107       $1.31 $1.42
$20.03 (15%) 0% (3%) 1% $840 $879 3.5 x 3.4 x 10.1 x 9.3 x 8.2     x 15.3 x 14.1 x
21.00 (11%) 5% 2% 6% 883 923 3.7 3.5 10.6 9.8 8.6       16.1 14.8
22.00 (7%) 10% 7% 11% 929 968 3.9 3.7 11.1 10.3 9.0       16.8 15.5
23.00 (3%) 15% 12% 16% 1,203 1,023 4.1 3.9 11.7 10.9 9.5       17.6 16.2
23.50 (1%) 17% 14% 18% 1,232 1,051 4.2 4.0 12.1 11.2 9.8       18.0 16.6
23.65 0% 18% 15% 19% 1,240 1,060 4.3 4.1 12.2 11.3 9.9       18.1 16.7
24.00 1% 20% 17% 21% 1,260 1,080 4.4 4.2 12.4 11.5 10.1       18.3 16.9
24.50 4% 22% 19% 23% 1,289 1,108 4.5 4.3 12.7 11.8 10.3       18.7 17.3
25.00 6% 25% 22% 26% 1,317 1,137 4.6 4.4 13.1 12.1 10.6       19.1 17.6
25.50 8% 27% 24% 28% 1,346 1,165 4.7 4.5 13.4 12.4 10.9       19.5 18.0
Notes:
1. Current share prices as of 11/10/05.
2. Serena based on Wall Street equity research dated 8/19/05.
3. Assumes $220MM convertible debt converts to 9.91MM common shares at prices of $22.19 and higher.
4. Adds back $6.4MM of public company expenses.

Sword Valuation
Stock Price Performance
Last Twelve Months
13
12
14
16
18
20
22
24
11/10/04 12/10/04 1/10/05 2/10/05 3/10/05 4/10/05 5/10/05 6/10/05 7/10/05 8/10/05 9/10/05 10/10/05 11/10/05
0
1,000
2,000
3,000
4,000
5,000
Volume Price
Share Price Volume
$ (000s)
= Beat Street Consensus
= Missed Street Consensus
8/18/05
Serena reports
2Q2006 EPS of
$0.32 and revenue of
$59.4MM vs.
consensus estimates
of $0.32 on revenue
of $59.8MM
5/19/05
Serena reports
1Q2006 EPS of
$0.32 and revenue of
$62.8MM vs.
consensus estimates
of $0.31 on revenue
of $65.7MM
2/24/05
Serena reports
4Q2005 EPS of
$0.37 and revenue of
$69.4MM vs.
consensus estimates
of $0.33 on revenue
of $66.1MM
= Met Street Consensus
Project Sword
4/5/05
Research analyst Gary
Abbott of Merriman
Curhan Ford was quoted
as saying Serena looked
like a “viable short-sale
opportunity.”
8/4/05
Serena preannounces
2Q2006 guiding to
$59MM - $60MM in
revenue and EPS of
$0.31 - $0.32
= Preannounces Results
11/18/04
Serena reports
3Q2005 EPS of
$0.35 and revenue of
$62.2MM vs.
consensus estimates
of $0.29 on revenue
of $59.4MM
Notes
1. Price to public shareholders.
Transaction Price:  $24.00 (1)
10/18/05
WSJ inquiry
Average Prices
11/10/2005
Current $23.65
20 Day Average 21.05
30 Day Average 20.56
60 Day Average 19.89
90 Day Average 19.83
Last Twelve Months Average 20.49

Sword Valuation
Sword NTM P/E
Last Twelve Months
Project Sword
14
Source FactSet Research Systems
10.0
12.0
14.0
16.0
18.0
20.0
11/10/04 2/10/05 5/10/05 8/10/05 11/10/05
NTM P/E (1)
x
Note
1. Rolling next twelve months P/E based on calendarized median First Call estimates.
2. Reflects price to public shareholders.
Transaction NTM P/E: 16.9x (2)

Sword Valuation
Sword vs. Comparables NTM P/E
Since Jan. 2004
Project Sword
15
Source FactSet Research Systems
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
1/10/04 3/10/04 5/10/04 7/10/04 9/10/04 11/10/04 1/10/05 3/10/05 5/10/05 7/10/05 9/10/05 11/10/05
NTM P/E (1)
x
Note
1. Rolling next twelve months P/E based on calendarized median First Call estimates.
2. Reflects price to public shareholders.
Transaction NTM P/E: 16.9x (2)
SRNA
Median
Comps
Comparable companies include CA, BMC, QSFT, Mercury, CPWR, and Borland
• P/E ratios for comparables
companies have declined
over the last 2 years
• Serena has consistently
traded at a lower P/E than
comparable companies

Share Price (10/3 – Present) Volume
$ (000s)
16
17
18
19
20
21
22
23
24
10/6/05 10/13/05 10/20/05 10/27/05 11/3/05 11/10/05
0
500
1,000
1,500
2,000
2,500
3,000
Volume Price
Sword Valuation
Unaffected Stock Price
Project Sword
• Recent trading activity
suggests that knowledge of a
potential transaction may be
reflected in Sword’s current
stock price
• Unaffected closing price of
$20.03 as of 10/28 is a
benchmark that excludes the
recent run-up in price
16
• On 10/31, Sword’s stock price increased
9.3% to $21.89 per share
– Dollar volume of approximately $49MM
versus average of $8MM for the 30 trading
days prior
– No news released during this time period
• Throughout the special committee
process, Sword, its advisors, and other
parties have received multiple inquiries
that suggest that the market has
knowledge of a potential transaction
– Unsolicited inquires from potential buyers –
both strategic and financial
– Wall Street Journal inquiry (10/18/05)
10/28

Sword Valuation
Summary of Analyst Commentary
• Relatively narrow band of
analyst forecasts for FY2006
and FY2007 reflects stable
prospects and recurring
nature of company’s revenue
stream
• Analysts generally positive
on near-term prospects for
company and near-term price
appreciation
17
Research Commentary
Outlook
• Stronger IT spending trends and new
mainframe cycle expected in back half
of this year
• Company guidance on third quarter
total revenues was in the range of
$60MM to $61MM and non-GAAP
EPS was between $0.32 and $0.33
Investment Considerations
• Competition from larger vendors such
as IBM and CA
• Reliance on mainframe-related
revenue results in modest growth
prospects
Investment Positives
• Strong brand within large IT shops.
Long-standing relationships with large
IT organizations including 98 of the
Fortune 100
• Revenues tied to mainframe platforms
are highly recurring and very profitable
• Potential to leverage relationships into
higher growth opportunities in
distributed platforms
Buy
100%
Analyst Recommendations
Project Sword
Serena Research Summary, FYE Januar
$MM, Except Per Share Data
Report Revenue Operating Margin EPS
Company Date Rating Price Target FY2006E FY2007E FY2006E FY2007E FY2006E FY2007E
Stanford Financial Group 11/3/05 Buy $29.00 $250 $274 34.8% 36.4% $1.32 $1.43
Lehman Brothers 8/19/05 1-Overweight/Positive 22.00 248 260 34.0% 35.1% 1.31 1.42
Needham & Company 8/19/05 Buy 23.00 250 262 33.8% 35.6% 1.29 1.39
Pacific Crest Securities 8/19/05 Outperform 24.00 250 278 NA NA 1.31 1.45
Mean: $24.50 $249 $268 34.2% 35.7% $1.31 $1.42
Median: $23.50 $250 $268 34.0% 35.6% $1.31 $1.43

CA
Serena
Quest
Mercury
BMC
Compuware
Borland

Mercury
Serena
Quest
Compuware
BMC
Borland
CA

CA
Serena
Quest
BMC
Mercury
Compuware
Borland

CA
Compuware
Serena
Mercury
Quest
Borland
BMC

Morgan Stanley

Sword Valuation
Comparable Company Analysis
Trading Statistics
Project Sword
18
Source Company Filings and I/B/E/S as of 11/10/05; Wall Street equity research
Source Company Filings and I/B/E/S as of 11/10/05; Wall Street equity research
Source Company Filings and I/B/E/S as of 11/10/05
Source Company Filings and I/B/E/S as of 11/10/05
4.7x
4.3x
2.9x
2.3x
2.2x
1.8x
1.1x
0x
1x
2x
3x
4x
5x
CY2005E Aggregate Value / Revenue
x
4.3x
4.1x
2.6x
2.1x
2.0x
1.8x
1.1x
0x
1x
2x
3x
4x
5x
CY2006E Aggregate Value / Revenue
x
9.2x
7.8x
6.7x
5.2x
3.8x
3.0x
NM
0x
3x
6x
9x
12x
LTM Aggregate Value / Maintenance Revenue
x
12.2x
11.9x
11.9x
11.0x
10.9x
8.9x
8.3x
0x
3x
6x
9x
12x
15x
LTM Aggregate Value / EBITDA
x

CA
Compuware
Quest
BMC
Mercury
Serena
Serena*
Borland

CA
BMC
Compuware
Serena
Quest
Mercury
Borland

CA
Quest
Compuware
BMC
Serena
Mercury
Serena*
Borland

CA
BMC
Compuware
Serena
Quest
Mercury
Borland

Morgan Stanley

Sword Valuation
Comparable Company Analysis
Trading Statistics
Project Sword
19
Source I/B/E/S as of 11/10/05; Wall Street equity research
Source I/B/E/S as of 11/10/05; Wall Street equity research Source I/B/E/S as of 11/10/05; Wall Street equity research
Source I/B/E/S as of 11/10/05; Wall Street equity research
Note: Serena* represents P/E multiple off of unaffected price of $20.03 as of 10/28.
NM
15.3x
18.1x
19.1x
22.2x
24.0x
24.5x
31.8x
0x
10x
20x
30x
40x
CY2005E P/E
x
NM
14.1x
16.2x
16.7x
18.7x
19.1x
20.5x
26.2x
0x
10x
20x
30x
CY2006E P/E
x
NM
0.9x
1.3x
1.4x
2.0x
2.6x
3.2x
0x
1x
2x
3x
4x
CY2005E P/E/G
x
N.M.
0.8x
1.1x
1.3x
1.6x
2.2x
2.6x
0x
1x
2x
3x
CY2006E P/E/G
x

Sword Valuation
Discounted Equity Value Analysis
Project Sword
20
Current Serena CY2006E P/E = 16.7x
$MM, except per share data
Street Case (1) Management Case (2)
CY2005 CY2006 CY2007 CY2005 CY2006 CY2007
Revenue $247.7 $260.1 $275.7 $253.1 $273.7 $296.2
   % Growth 10.3% 5.0% 6.0% 12.7% 8.1% 8.2%
Operating Income 84.2 91.2 99.3 88.0 104.1 117.5
   % Margin 34.0% 35.1% 36.0% 34.8% 38.1% 39.7%
TSO 51.7 51.0 53.0 51.7 51.0 53.0
EPS $1.31 $1.42 $1.48 $1.37 $1.62 $1.75
   % Growth 4.3% 8.5% 4.5% 9.0% 18.3% 8.3%
Forward Discount
P/E Multiple Rate (3) Value per Share (4) Value per Share (4)
14 x 11.5% $18.63 $21.98
15   11.5% 19.96 23.55
16   11.5% 21.29 25.12
17   11.5% 22.62 26.69
18   11.5% 23.95 28.26
Notes:
1. Based on Wall Street equity research for CY2005E- CY2006E and extrapolations to Wall Street equity research for CY2007E.
2. Based on Management projections. Forecasted interest income, tax rate and shares outstanding based on Wall Street equity research. Adds back public company expenses of $6.4MM.
3. Assumed range of cost of capital of 10.1% - 13.1% based on predicted beta of 1.52, risk- free rate of 4%, and a market risk premium of 4% - 7%.
4. Discounted one year for CY2007.

5.1x
4.5x
4.4x
4.0x
3.0x
2.3x 2.3x
2.3x
2.2x
2.2x
1.9x 1.8x
1.6x
6.0x
2.0x
Mean: 2.9x
Median: 2.3x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
Documentum/
EMC
Precise/
Veritas
LEGATO/
EMC
Illustrative
Proj. Sword (1)
Netegrity/
CA
HNC/
Fair, Isaac
Ascential/
IBM
DoubleClick/
Hellman &
Friedman
Square/
Enix
Verity /
Autonomy
Aspect/
Concerto
Overture/
Yahoo!
Systems &
Comp.Tech/  Golden Gate
SunGard
GEAC / J.D. Edwards/
PSFT
Aggregate Value / LTM Revenue
x
Sword Valuation
Precedent Multiples Analysis
Public Target Software Transactions; $500MM – $2BN; 2002 – Present
21
Project Sword
5.4x
4.4x
4.2x
3.9x
3.5x
2.6x
2.1x
2.1x 2.0x 2.0x
2.0x
1.8x
1.7x
1.3x
1.8x
Mean: 2.6x
Median: 2.1x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
Documentum/
EMC
Precise/
Veritas
Illustrative
Proj. Sword (1)
LEGATO/
EMC
Netegrity/
CA
HNC/
Fair, Isaac
Square/
Enix
Aspect/
Concerto
Verity /
Autonomy
DoubleClick/
Hellman &
Friedman
Ascential/
IBM
GEAC /
Golden Gate
Systems &
Comp.Tech/
SunGard
JD Edwards/
PSFT
Overture/
Yahoo!
Aggregate Value / NTM Revenue
x
Notes
1. Reflects price to public shareholders of $24.00.

Sword Valuation
Precedent Price Premia Analysis
Public Target Software Transactions; $500MM – $2BN; 2002 – Present
22
Project Sword
64%
42%
36%
33%
33%
30%
29%
22%
20%
18% 18%
14%
11%
9%
17%
Mean: 27%
Median: 25%
0%
20%
40%
60%
80%
Netegrity/
CA
Documentum/
EMC
Precise/
Veritas
Verity /
Autonomy
Overture/
Yahoo!
LEGATO/
EMC
HNC/
Fair, Isaac
GEAC /
Golden Gate
Square/
Enix
Ascential/
IBM
JD Edwards/
PeopleSoft
Illustrative
Proj. Sword
Aspect/
Concerto
DoubleClick/
H&F
Systems &
Comp. Tech/
SunGard
Premium to 30-Day Average Price
%
39%
37%
30%
29%
27%
27%
21%
20%
18%
17% 17%
16%
14% 13%
16%
Mean: 23%
Median: 20%
0%
10%
20%
30%
40%
Netegrity/
CA
Precise/
Veritas
Verity /
Autonomy
Documentum/
EMC
HNC/
Fair, Isaac
GEAC /
Golden Gate
JD Edwards/
PSFT
Illustrative
Proj. Sword (1)
Ascential/
IBM
Aspect/
Concerto
Square/
Enix
LEGATO/
EMC
DoubleClick/
Hellman &
Friedman
Systems &
Comp. Tech/
SunGard
Overture/
Yahoo!
1-Day Premium
%
Notes
1. Based on unaffected price of $20.03 as of 10/28.

Project Sword Sword Valuation
Serena Buyout Summary
$23.50 Blended Transaction Price; $600MM Debt; $25MM Minimum Cash Balance; Street Case
23
Sources and Uses of Funds
$MM
Sources of Funds
Existing Cash $222.9
Bank Debt 375.0
Subordinated Debt 225.0
Rollover Equity
(1)
176.7
Sponsor Equity 283.6
Total Sources $1,283.2
Uses of Funds
Purchase of Equity $1,055.1
Rollover Equity
(1)
176.7
Required Cash 25.0
Retired Debt 0.0
Fees and Expenses 26.4
Total Uses $1,283.2
Notes:
1. Assumes the rollover of 7.5MM shares of common stock.
Financial Summary
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
Net Sales $247.7 $260.1 $273.1 $286.8 $301.1 $316.2 $332.0 $348.6
% growth 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0%
Operating Income 84.2 97.5 104.1 109.0 114.2 119.6 125.2 131.2
% margin 34.0% 37.5% 38.1% 38.0% 37.9% 37.8% 37.7% 37.6%
Depreciation 3.1 2.9 2.9 3.2 3.2 3.2 3.2 3.2
EBITDA 87.3 100.4 107.0 112.2 117.3 122.7 128.4 134.3
% margin 35.2% 38.6% 39.2% 39.1% 39.0% 38.8% 38.7% 38.5%
Capital Expenditures 3.0 3.2 3.2 3.2 3.2 3.2 3.2 3.2
Transaction Summary
Offer Structure
Acquisition Share Price $23.50
Premium to Current Price (%)
(1)
-0.6%
Fully Diluted Shares Outstanding 52.4
Fully Diluted Equity Value $1,231.8
Plus: Net Debt (as of 1/06) (222.9)
Fully Diluted Aggregate Value $1,008.9
Purchase Price Analysis
AV / 2005 Revenues 4.1x
AV / 2006 Revenues 3.9x
AV / 2005 EBITDA 11.6x
AV / 2006 EBITDA 10.0x
Notes:
1. Based on current  price of $23.65 as of 11/10/2005.
Pro Forma Capitalization
$MM
Pro Forma % of EBITDA Multiple
2005 Total 2005 2006
Cash and Equivalents $25.0
Bank Debt 375.0 36% 4.3x 3.7x
Subordinated Debt 225.0 21% 2.6x 2.2x
Total Debt $600.0 57% 6.9x 6.0x
Shareholders Equity
(1)
447.2 43% 5.1x 4.5x
Total Capitalization $1,047.2 100% 12.0x 10.4x
Notes:
1. Reflects $284MM sponsor and $177MM rollover investment net of$13MM of non- capitalized transaction expenses

Project Sword Sword Valuation
Credit Statistics and Sponsor Equity Returns
$23.50 Blended Transaction Price; $600MM Debt; $25MM Minimum Cash Balance; Street Case
24
Credit Statistics
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
EBITDA $87.3 $100.4 $107.0 $112.2 $117.3 $122.7 $128.4 $134.3
Net Cash Interest Expense 47.6 47.6 44.7 41.6 38.2 34.4 30.1 24.9
Senior Debt 375.0 334.9 290.5 243.3 190.5 131.5 66.0 0.0
Total Debt 600.0 559.9 515.5 468.3 415.5 356.5 291.0 218.0
Shareholders Equity 447.2 452.4 460.5 471.0 487.0 509.0 537.5 573.2
Bank Debt / EBITDA 4.3x 3.3x 2.7x 2.2x 1.6x 1.1x 0.5x 0.0x
Total Debt / EBITDA 6.9x 5.6x 4.8x 4.2x 3.5x 2.9x 2.3x 1.6x
EBITDA / Net Cash Interest Expense 1.8x 2.1x 2.4x 2.7x 3.1x 3.6x 4.3x 5.4x
(EBITDA-CAPEX)/Net Cash Interest Expense 1.8x 2.0x 2.3x 2.6x 3.0x 3.5x 4.2x 5.3x
Total Debt / Total Capitalization 57% 55% 53% 50% 46% 41% 35% 28%
Sponsor IRR
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
EBITDA $87.3 $100.4 $107.0 $112.2 $117.3 $122.7 $128.4 $134.3
Assumed Exit Multiple (EBITDA) 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x
Implied P/E Trailing 14.7x 16.5x 18.0x 18.2x 18.4x 18.5x 18.6x
Aggregate Value 1,104.7 1,177.5 1,234.0 1,290.5 1,349.8 1,412.0 1,477.3
Less: Total Debt (559.9) (515.5) (468.3) (415.5) (356.5) (291.0) (218.0)
Plus: Cash 25.0 25.0 25.0 25.0 25.0 25.0 25.0
Equity Value 569.8 687.0 790.7 900.0 1,018.2 1,146.0 1,284.4
Gross Management Dilution 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0%
Management Equity Value 8.8 18.1 26.4 35.2 44.6 54.9 65.9
Rollover Equity Value (176.7) 215.3 256.7 293.3 331.9 373.7 418.8 467.7
Sponsor Equity Value (283.6) 345.7 412.2 470.9 532.9 599.9 672.4 750.8
Multiple of Investment 1.2x 1.5x 1.7x 1.9x 2.1x 2.4x 2.6x
Sponsor IRR 21.9% 20.5% 18.4% 17.1% 16.2% 15.5% 14.9%

Project Sword Sword Valuation
Serena Buyout Summary
$23.50 Blended Transaction Price; $600MM Debt; $25MM Min. Cash Balance; Management Case
25
Sources and Uses of Funds
$MM
Sources of Funds
Existing Cash $222.9
Bank Debt 375.0
Subordinated Debt 225.0
Rollover Equity
(1)
176.7
Sponsor Equity 283.6
Total Sources $1,283.2
Uses of Funds
Purchase of Equity $1,055.1
Rollover Equity
(1)
176.7
Required Cash 25.0
Retired Debt 0.0
Fees and Expenses 26.4
Total Uses $1,283.2
Notes:
1. Assumes the rollover of 7.5MM shares of common stock.
Financial Summary
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
Net Sales $253.1 $273.7 $296.2 $311.1 $326.6 $342.9 $360.1 $378.1
% growth 8.1% 8.2% 5.0% 5.0% 5.0% 5.0% 5.0%
Operating Income 87.9 110.5 123.9 131.0 137.5 144.4 151.6 159.2
% margin 34.7% 40.4% 41.8% 42.1% 42.1% 42.1% 42.1% 42.1%
Depreciation 3.1 2.9 2.9 3.2 3.2 3.2 3.2 3.2
EBITDA 91.0 113.4 126.8 134.1 140.7 147.6 154.8 162.4
% margin 36.0% 41.4% 42.8% 43.1% 43.1% 43.0% 43.0% 42.9%
Capital Expenditures 3.0 3.2 3.2 3.2 3.2 3.2 3.2 3.2
Transaction Summary
Offer Structure
Acquisition Share Price $23.50
Premium to Current Price (%)
(1)
-0.6%
Fully Diluted Shares Outstanding 52.4
Fully Diluted Equity Value $1,231.8
Plus: Net Debt (as of 1/06) (222.9)
Fully Diluted Aggregate Value $1,008.9
Purchase Price Analysis
AV / 2005 Revenues 4.0x
AV / 2006 Revenues 3.7x
AV / 2005 EBITDA 11.1x
AV / 2006 EBITDA 8.9x
Notes:
1. Based on current  price of $23.65 as of 11/10/2005.
Pro Forma Capitalization
$MM
Pro Forma % of EBITDA Multiple
2005 Total 2005 2006
Cash and Equivalents $25.0
Bank Debt 375.0 36% 4.1x 3.3x
Subordinated Debt 225.0 21% 2.5x 2.0x
Total Debt $600.0 57% 6.6x 5.3x
Shareholders Equity
(1)
447.2 43% 4.9x 3.9x
Total Capitalization $1,047.2 100% 11.5x 9.2x
Notes:
1. Reflects $284MM sponsor and $177MM rollover investment net of$13MM of non- capitalized transaction expenses

Project Sword Sword Valuation
Credit Statistics and Sponsor Equity Returns
$23.50 Blended Transaction Price; $600MM Debt; $25MM Min. Cash Balance; Management Case
26
Credit Statistics
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
EBITDA $91.0 $113.4 $126.8 $134.1 $140.7 $147.6 $154.8 $162.4
Net Cash Interest Expense 47.1 47.1 43.2 38.9 34.4 29.2 20.5 8.1
Senior Debt 375.0 321.0 259.6 196.1 125.3 46.5 0.0 0.0
Total Debt 600.0 546.0 484.6 421.1 350.3 271.5 182.2 79.7
Shareholders Equity 447.2 462.8 485.9 512.4 546.1 587.6 639.5 704.3
Bank Debt / EBITDA 4.1x 2.8x 2.0x 1.5x 0.9x 0.3x 0.0x 0.0x
Total Debt / EBITDA 6.6x 4.8x 3.8x 3.1x 2.5x 1.8x 1.2x 0.5x
EBITDA / Net Cash Interest Expense 1.9x 2.4x 2.9x 3.4x 4.1x 5.0x 7.6x 20.0x
(EBITDA-CAPEX)/Net Cash Interest Expense 1.9x 2.3x 2.9x 3.4x 4.0x 4.9x 7.4x 19.6x
Total Debt / Total Capitalization 57% 54% 50% 45% 39% 32% 22% 10%
Sponsor IRR
$MM Pro Forma
2005 2006 2007 2008 2009 2010 2011 2012
EBITDA $91.0 $113.4 $126.8 $134.1 $140.7 $147.6 $154.8 $162.4
Assumed Exit Multiple (EBITDA) 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x
Implied P/E Trailing 14.8x 16.6x 18.0x 18.2x 18.4x 18.1x 17.6x
Aggregate Value 1,247.9 1,395.0 1,475.5 1,547.6 1,623.2 1,702.7 1,786.1
Less: Total Debt (546.0) (484.6) (421.1) (350.3) (271.5) (182.2) (79.7)
Plus: Cash 25.0 25.0 25.0 25.0 25.0 25.0 25.0
Equity Value 727.0 935.4 1,079.4 1,222.3 1,376.7 1,545.5 1,731.4
Gross Management Dilution 8.0% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0%
Management Equity Value 21.3 38.0 49.5 61.0 73.3 86.8 101.7
Rollover Equity Value (176.7) 270.8 344.4 395.3 445.7 500.3 559.9 625.5
Sponsor Equity Value (283.6) 434.8 553.0 634.6 715.6 803.1 898.8 1,004.2
Multiple of Investment 1.5x 1.9x 2.2x 2.5x 2.8x 3.2x 3.5x
Sponsor IRR 53.3% 39.6% 30.8% 26.0% 23.1% 21.2% 19.8%

Project Sword Sword Valuation
Valuation at Targeted Sponsor Returns
Required Transaction Price vs. Required Return / Assumed Exit Multiple
27
Management Case
Price Per Share / Premium to Current Share Price
Management Case, $600MM Leverage
Required Assumed Exit Multiple
Return 9.0x 10.0x 11.0x
15% $24.46 / 7.9% $25.70 / 13.3% $26.93 / 18.7%
20% 22.67 / (0.0%) 23.66 / 4.3% 24.65 / 8.7%
25% 21.07 / (7.1%) 22.06 / (2.7%) 22.90 / 1.0%
5-Year IRR
Management Case, $600MM Leverage
Transaction Assumed Exit Multiple
Price 9.0x 10.0x 11.0x
$22.00 22.1% 25.2% 28.0%
23.50 17.5% 20.5% 23.1%
24.00 16.2% 19.1% 21.7%
26.00 11.6% 14.4% 16.9%
Street Case
Price Per Share / Premium to Current Share Price
Street Case, $600MM Leverage
Required Assumed Exit Multiple
Return 9.0x 10.0x 11.0x
15% $21.79 / (7.9%) $22.91 / (3.1%) $23.93 / 1.2%
20% 20.19 / (14.6%) 21.22 / (10.3%) 22.24 / (6.0%)
25% 18.95 / (19.9%) 19.79 / (16.3%) 20.63 / (12.8%)
5-Year IRR
Street Case, $600MM Leverage
Transaction Assumed Exit Multiple
Price 9.0x 10.0x 11.0x
$22.00 14.4% 17.7% 20.7%
23.50 10.2% 13.3% 16.2%
24.00 8.9% 12.0% 14.8%
26.00 4.7% 7.7% 10.3%

Sword Valuation
Summary Returns Analysis
Street Case
Project Sword
28
$MM, Except Per Share Data
Implied Sponsor Equity
Serena Premium to FD Equity FD Agg. ($600MM debt,
5-Year IRR (2) Assuming Exit EBITDA Multiple
Price Current
(1)
Agg. Value Value Value
(3)
$25MM cash) 9.0x 9.5x 10.0x 10.5x 11.0x 11.5x 12.0x
$23.65 0.0% 0.0% $1,240 $1,017 $291 9.8% 11.4% 12.9% 14.4% 15.8% 17.1% 18.3%
20.00 (15.4%) (17.9%) 838 835 136 20.7% 22.5% 24.2% 25.8% 27.3% 28.8% 30.2%
20.50 (13.3%) (15.7%) 861 858 155 18.9% 20.7% 22.4% 24.0% 25.5% 26.9% 28.3%
21.00 (11.2%) (13.5%) 883 880 174 17.3% 19.1% 20.7% 22.3% 23.8% 25.2% 26.5%
21.50 (9.1%) (11.2%) 906 903 193 15.8% 17.5% 19.2% 20.7% 22.2% 23.6% 24.9%
22.00 (7.0%) (9.0%) 929 926 212 14.4% 16.1% 17.7% 19.2% 20.7% 22.1% 23.4%
22.50 (4.9%) (6.4%) 1,175 952 234 13.0% 14.7% 16.2% 17.7% 19.1% 20.5% 21.8%
23.00 (2.7%) (3.6%) 1,203 980 259 11.5% 13.2% 14.7% 16.2% 17.6% 18.9% 20.2%
23.50 (0.6%) (0.8%) 1,232 1,009 284 10.2% 11.8% 13.3% 14.8% 16.2% 17.5% 18.7%
24.00 1.5% 2.0% 1,260 1,037 308 8.9% 10.5% 12.0% 13.5% 14.8% 16.1% 17.4%
24.50 3.6% 4.8% 1,289 1,066 333 7.8% 9.3% 10.8% 12.2% 13.6% 14.9% 16.1%
25.00 5.7% 7.6% 1,317 1,094 358 6.7% 8.2% 9.7% 11.1% 12.4% 13.7% 14.9%
25.50 7.8% 10.4% 1,346 1,123 383 5.7% 7.2% 8.7% 10.0% 11.3% 12.6% 13.8%
26.00 9.9% 13.2% 1,374 1,152 407 4.7% 6.2% 7.7% 9.0% 10.3% 11.5% 12.7%
27.00 14.2% 18.8% 1,432 1,209 457 3.0% 4.4% 5.8% 7.2% 8.4% 9.6% 10.8%
28.00 18.4% 24.4% 1,489 1,266 507 1.4% 2.8% 4.2% 5.5% 6.8% 7.9% 9.1%
Notes:
1. Current share price as of 11/10/05.
2. Assumes 8.0% of equity allocated to management and Street Case.
3. Assumes net debt based on management projections for CY2005E.

Sword Valuation
Summary Returns Analysis
Management Case
Project Sword
29
$MM, Except Per Share Data
Implied Sponsor Equity
Serena Premium to FD Equity FD Agg. ($600MM debt,
5-Year IRR (2) Assuming Exit EBITDA Multiple
Price Current
(1)
Agg. Value Value Value
(3)
$25MM cash) 9.0x 9.5x 10.0x 10.5x 11.0x 11.5x 12.0x
$23.65 0.0% 0.0% $1,240 $1,017 $291 17.1% 18.6% 20.0% 21.4% 22.7% 24.0% 25.2%
20.00 (15.4%) (17.9%) 838 835 136 28.8% 30.5% 32.1% 33.6% 35.1% 36.5% 37.8%
20.50 (13.3%) (15.7%) 861 858 155 26.9% 28.6% 30.2% 31.7% 33.1% 34.5% 35.8%
21.00 (11.2%) (13.5%) 883 880 174 25.2% 26.8% 28.4% 29.9% 31.3% 32.6% 33.9%
21.50 (9.1%) (11.2%) 906 903 193 23.6% 25.2% 26.7% 28.2% 29.6% 30.9% 32.2%
22.00 (7.0%) (9.0%) 929 926 212 22.1% 23.7% 25.2% 26.6% 28.0% 29.3% 30.6%
22.50 (4.9%) (6.4%) 1,175 952 234 20.5% 22.1% 23.6% 25.0% 26.3% 27.6% 28.9%
23.00 (2.7%) (3.6%) 1,203 980 259 19.0% 20.5% 22.0% 23.3% 24.7% 26.0% 27.2%
23.50 (0.6%) (0.8%) 1,232 1,009 284 17.5% 19.0% 20.5% 21.8% 23.1% 24.4% 25.6%
24.00 1.5% 2.0% 1,260 1,037 308 16.2% 17.7% 19.1% 20.4% 21.7% 23.0% 24.1%
24.50 3.6% 4.8% 1,289 1,066 333 14.9% 16.4% 17.8% 19.1% 20.4% 21.6% 22.8%
25.00 5.7% 7.6% 1,317 1,094 358 13.7% 15.2% 16.6% 17.9% 19.1% 20.3% 21.5%
25.50 7.8% 10.4% 1,346 1,123 383 12.6% 14.1% 15.4% 16.7% 18.0% 19.2% 20.3%
26.00 9.9% 13.2% 1,374 1,152 407 11.6% 13.0% 14.4% 15.6% 16.9% 18.1% 19.2%
27.00 14.2% 18.8% 1,432 1,209 457 9.7% 11.1% 12.4% 13.7% 14.9% 16.0% 17.1%
28.00 18.4% 24.4% 1,489 1,266 507 8.0% 9.3% 10.6% 11.9% 13.0% 14.2% 15.3%
Notes:
1. Current share price as of 11/10/05.
2. Assumes 8.0% of equity allocated to management and Management Case.
3. Assumes net debt based on management projections for CY2005E.

Project Sword Appendix A Supplemental Materials

Supplemental Materials
Detailed Research Forecasts
Published Research Models
30
Project Sword
$MM
CY2005E CY2006E
Lehman Brothers (1) Needham (1) Pacific Growth (1) Mean Lehman Brothers (1) Needham (1) Pacific Growth (1) Mean
Revenue $247.7 $249.7 $262.1 $253.1 $260.1 $262.0 $284.8 $269.0
% Growth 10.3% 11.2% 16.7% 12.8% 5.0% 4.9% 8.7% 6.2%
Gross Profit 205.8 208.5 218.8 211.0 220.0 218.8 238.5 225.8
% Gross Margin 83.1% 83.5% 83.5% 83.4% 84.6% 83.5% 83.7% 83.9%
R&D 34.6 35.0 34.9 34.9 36.4 35.0 37.0 36.1
S&M 69.6 70.8 74.0 71.5 73.6 72.5 79.8 75.3
G&A 17.5 18.2 22.9 19.5 18.9 18.1 25.6 20.9
Total Operating Expenses 121.7 124.0 131.8 125.8 128.9 125.6 142.3 132.2
Operating Income (2) 84.2 84.4 79.8 82.8 91.2 93.2 96.2 93.5
% Operating Margin 34.0% 33.8% 30.4% 32.7% 35.1% 35.6% 33.8% 34.8%
Interest Income/(Expense) 1.9 3.8 4.4 3.4 2.2 5.6 4.4 4.1
Pre-Tax Income 86.1 88.2 84.2 86.2 93.4 98.8 100.6 97.6
Income Taxes 18.5 20.7 15.4 18.2 21.0 24.7 25.1 23.6
% Tax Rate 21.5% 23.5% 18.3% 21.1% 22.5% 25.0% 25.0% 24.2%
Net Income 67.6 67.5 68.8 68.0 72.4 74.1 75.4 74.0
% Net Income Margin 27.3% 27.0% 26.3% 26.9% 27.8% 28.3% 26.5% 27.5%
EPS $1.31 $1.29 $1.33 $1.31 $1.42 $1.40 $1.46 $1.42
Avg. FD Shares Outstanding 51.7 52.2 51.6 51.8 51.0 53.1 51.7 51.9
Notes:
1. Street Research from Lehman Brothers 8/19/05, Needham 8/19/05, and Pacific Growth Equities 8/05/05.
2. Excludes one time charges.

Supplemental Materials
Sword Street Forecast
FY2003A – FY2006E
Project Sword
31
$MM, Except Per Share Data
Fiscal Year Ended Jan 31
2005 2006 Fiscal Year
4/04A 7/04A 10/04A 1/05A 4/05A 7/05A 10/05E 1/06E 2004A 2005A 2006E 2007E
Total Revenue $34.1 $58.8 $62.1 $69.5 $62.8 $59.4 $60.5 $65.0 $105.6 $224.5 $247.7 $260.1
% Growth 72.3% 5.7% 11.8% (9.6%) (5.4%) 1.8% 7.4% 112.7% 10.3% 5.0%
Total COGS 4.7 10.4 10.1 10.9 9.9 10.3 10.5 11.2 15.8 36.0 41.9 40.1
% of Sales 13.7% 17.7% 16.2% 15.6% 15.7% 17.3% 17.4% 17.2% 14.9% 16.1% 16.9% 15.4%
Gross Profit $29.5 $48.4 $52.1 $58.6 $52.9 $49.1 $50.0 $53.8 $89.8 $188.5 $205.8 $220.0
% Gross Margin
86.3% 82.3% 83.8% 84.4% 84.3% 82.7% 82.6% 82.8%
85.1% 83.9% 83.1% 84.6%
R&D 5.0 8.9 8.4 8.8 8.9 8.6 8.6 8.6 14.0 31.1 34.6 36.4
% of Sales 14.5% 15.1% 13.5% 12.7% 14.1% 14.4% 14.1% 13.2% 13.3% 13.8% 14.0% 14.0%
Sales & Marketing 9.4 18.1 17.9 18.9 17.8 16.7 16.9 18.2 29.2 64.3 69.6 73.6
% of Sales 27.4% 30.8% 28.8% 27.3% 28.3% 28.1% 28.0% 28.0% 27.6% 28.7% 28.1% 28.3%
General & Administrative 2.1 5.0 5.8 5.8 4.6 4.2 4.3 4.4 7.3 18.6 17.5 18.9
% of Sales 6.0% 8.4% 9.3% 8.3% 7.4% 7.1% 7.1% 6.7% 7.0% 8.3% 7.1% 7.3%
Operating Expenses 16.4 32.0 32.1 33.6 31.3 29.5 29.8 31.1 50.5 114.0 121.7 128.9
Operating Income (2) $13.1 $16.4 $20.0 $25.1 $21.7 $19.6 $20.2 $22.7 $39.3 $74.5 $84.2 $91.2
% Operating Margin 38.4% 27.9% 32.1% 36.1% 34.5% 33.0% 33.4% 34.9% 37.2% 33.2% 34.0% 35.1%
Other Income/(Expense) 0.5 (0.1) (0.1) 0.3 0.3 0.6 0.6 0.6 2.9 0.6 1.9 2.2
Pre-tax Income (2) $13.6 $16.3 $19.8 $25.4 $22.0 $20.2 $20.7 $23.2 $42.2 $75.1 $86.1 $93.4
Income Taxes 3.9 3.7 4.5 5.9 5.0 3.7 4.7 5.2 12.3 18.0 18.5 21.0
% tax rate 28.9% 22.6% 22.8% 23.1% 22.6% 18.2% 22.5% 22.5% 29.2% 24.0% 21.5% 22.5%
Net Income (2) $9.7 $12.6 $15.3 $19.5 $17.0 $16.5 $16.1 $18.0 $29.9 $57.1 $67.6 $72.4
% Net Income Margin 28.3% 21.4% 24.6% 28.1% 27.0% 27.8% 26.6% 27.7% 28.3% 25.4% 27.3% 27.8%
EPS (2) $0.25 $0.28 $0.35 $0.37 $0.32 $0.32 $0.32 $0.35 $0.74 $1.25 $1.31 $1.42
Avg. FD Shares Outstanding 38.9 44.6 43.5 53.3 52.8 51.8 51.0 51.0 40.4 45.5 51.7 51.0
Notes:
1. Serena based on Wall Street equity research dated 8/19/05.
2. Excludes one-time charges.

Supplemental Materials
Comparable Company Analysis
Selected Trading Statistics
Project Sword
32
Trading Statistics of Selected Comparable Companies
(USD MM, except share price, percents and ratios)
Current Discount Premium Est. 5 Yr
Price to LTM to LTM
Market Aggregate Growth
Company (fiscal year end) 11/10/2005 High Low Value
(1)
Value
(2)(3)
CY2005E CY2006E CY2005E CY2006E Rate
(4)
CY2005E CY2006E
Serena Software (01/05) $23.65 (3.2%) 37.3% $1,240 $1,060 4.3 x 4.1 x 18.1 x 16.7 x 12.5% 1.45 x 1.33 x
Comparable Companies
Computer Associates (03/05) (6) $29.20 (7.9%) 12.1% $17,773 $17,484 4.7 x 4.3 x 31.8 x 26.2 x 10.0% 3.18 x 2.62 x
BMC Software (03/05) $20.17 (7.0%) 39.7% 4,485 3,266 2.2 2.1 22.2 18.7 8.7% 2.56 2.17
Mercury (12/04) $27.33 (44.9%) 20.8% 2,425 1,913 2.3 2.0 19.1 16.2 20.5% 0.93 0.79
Compuware (03/05) $8.04 (19.4%) 49.7% 3,132 2,276 1.8 1.8 24.5 19.1 12.0% 2.05 1.59
Quest Software (12/04) $14.83 (10.6%) 29.6% 1,556 1,342 2.9 2.6 24.0 20.5 18.0% 1.33 1.14
Borland Software (12/04) $6.40 (47.8%) 28.3% 490 301 1.1 1.1 N.M. N.M. 13.0% N.M. N.M.
Mean: (22.9%) 30.0% 2.5 x 2.3 x 24.3 x 20.1 x 13.7% 2.01 x 1.66 x
Median: (15.0%) 28.9% 2.2 2.1 24.0 19.1 12.5% 2.05 1.59
Notes:
(1) Market Value includes all options and warrants outstanding using treasury method.
(2) Financial data based on latest available public information.
(3) Aggregate value defined as market value plus total debt plus preferred stock plus minority interest less unrestricted cash and liquid securities.
(4) Estimates by I/B/E/S and Street research and calendarized to December year end.
(5) Earnings per share before extraordinary items and other one-time charges.
(6) Treats $460MM in-the-money convertible as equity
Sales
(2) (3) (4)
Aggregate Value/
Price/Earnings
(2) (4) (5)
P/E/G
(2) (4) (5)